UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Keros Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SUPPLEMENT TO PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement supplement (“Supplement”) relates to the Notice of Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”) that Keros Therapeutics, Inc. (“we,” “us,” the “Company” or “Keros”) filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2025, and furnished to our stockholders in connection with the solicitation of proxies by our Board of Directors (the “Board”) for the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 4, 2025, or at any adjournment or postponement thereof. This Supplement is being filed with the SEC and is being made available to stockholders on or about May 19, 2025.

Explanatory Note

On May 8, 2025, ADAR1 Capital Management, LLC, ADAR1 Capital Management GP, LLC and Daniel Schneeberger (collectively, “ADAR1”) publicly announced their intention to withhold votes with respect to the re-election of two of the Board’s nominees, Mary Ann Gray, Ph.D., and Alpna Seth, Ph.D., to the Board at the Annual Meeting.

The purpose of this Supplement is to provide updated information relating to the election of directors at the Annual Meeting in light of ADAR1’s recent actions. Except as supplemented by the information contained in this Supplement, this Supplement does not revise or update any of the information set forth in the Proxy Statement. This Supplement should be read in conjunction with the Proxy Statement. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE BOARD’S THREE CLASS II DIRECTOR NOMINEES.

The Proxy Statement includes detailed information about the matters that will be discussed and voted on at the Annual Meeting that you should consider to make an informed decision when voting your shares.

We strongly urge you to vote for all three of the Board’s highly qualified and experienced Class II director nominees, Mary Ann Gray, Ph.D., Ran Nussbaum and Alpna Seth, Ph.D. Please vote “FOR” for each of the Board’s three director nominees (Proposal 1); “FOR” for the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2) and (3) “FOR” for the advisory approval of our named executive officer compensation (Proposal 3). Your vote is extremely important, no matter how many shares you own.

Even if you plan to attend the Annual Meeting, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting.

If you have any questions or require any assistance with voting your shares, please contact Alliance Advisors, our proxy solicitor assisting us in connection with the Annual Meeting:

Alliance Advisors, LLC

150 Clove Road; Suite 400

Little Falls, NJ 07424

1-844-202-6582

In addition, subsequent to the filing of the Proxy Statement, we have engaged MacKenzie Partners to assist us with our stockholder engagement process for this Annual Meeting. We may pay them for these and related advisory services an estimated fee of $30,000 and reimburse them for reasonable out-of-pocket expenses. We have also agreed to indemnify MacKenzie Partners and certain related persons against certain liabilities relating to or arising out of MacKenzie Partners’ engagement.

7 Penn Plaza
New York, New York 10001

Toll-Free: 1-800-322-2885

Or

Email: proxy@MacKenziePartners.com

ADDITIONAL QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

Q:	Is my vote important?

A:

Yes, and your vote will be particularly important this year. As you may know, ADAR1, a 13.3% stockholder of the Company, publicly announced its intention to withhold votes with respect to the election of Mary Ann Gray, Ph.D., and Alpna Seth, Ph.D., to the Board at the Annual Meeting. The Board unanimously recommends a vote “FOR” each of the Board’s three Class II director nominees, including Dr. Gray and Dr. Seth.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the internet in advance of the Annual Meeting so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How does the Board recommend I vote with respect to the election the three director nominees?

A:	Our Board unanimously recommends that you vote “FOR” each of the Board’s three Class II director nominees.

We describe this matter and the Board’s reason for its recommendation on pages 9 and 10, and elsewhere in the Proxy Statement.

On the other matters scheduled for a vote, the Board unanimously recommends you vote:

•	“FOR” ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
•	“FOR” advisory approval of our named executive officer compensation, as disclosed in the Proxy Statement.

Q:	Will there be a proxy contest at the Annual Meeting?

A:	ADAR1 has publicly announced its intention to withhold its votes from the election of Dr. Gray and Dr. Seth. ADAR1 has not nominated a slate of individuals for election as directors to the Board at the Annual Meeting.

The Board unanimously recommends a vote “FOR” each of the Board’s three Class II director nominees, including Dr. Gray and Dr. Seth. We believe the Board’s three Class II director nominees reflect the diverse perspectives and appropriate expertise needed to serve on our Board, enhancing our Board’s ability to oversee the continued execution of the Company’s strategy and review of strategic alternatives to maximize stockholder value for the benefit of all stockholders.

Q:	What vote is required to elect each director nominee?

A:	Directors are elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present by remote communication or represented by proxy and entitled to vote on the election of directors. Accordingly, if a quorum is present, the three nominees receiving the highest number of affirmative votes will be elected as Class II directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below.

Pursuant to the our Corporate Governance Guidelines, it is the Company’s policy that any nominee for director in an uncontested election (e.g., any election of directors in which the number of nominees for election is less than or equal to the number of directors to be elected) who receives a greater number of votes “withheld” from his or her election than votes “for” such election, excluding abstentions, must submit his or her offer of resignation for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee must consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation. Following the recommendation of the Nominating and Corporate Governance Committee, within 180 days following certification of the stockholder vote in such uncontested election, the Board will then determine whether to accept the recommendation of the Nominating and Corporate Governance Committee or to take some alternative action.

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this Supplement regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “anticipates,” “believes,” “continue,” “expects,” “enable,” “potential” and “will” or similar expressions are intended to identify forward-looking statements. Examples of these forward-looking statements include statements concerning the Annual Meeting and our director nominees. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among others, the risk that circumstances surrounding or leading up to our Annual Meeting may change; uncertainties regarding actions that have been taken and may in the future be taken by ADAR1 relating to the Annual Meeting or otherwise, and potential costs and management distraction attendant thereto; and other risks are described more fully in Keros’ filings with the SEC, including the “Risk Factors” section of the Company’s Quarterly Report Form 10-Q, filed with the SEC on May 6, 2025, and its other documents subsequently filed with or furnished to the SEC. All forward-looking statements contained in this Supplement speak only as of the date on which they were made. Except to the extent required by law, Keros undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Additional Information Regarding the Annual Meeting of Shareholders and Where to Find It

Keros has filed the Proxy Statement with the SEC with respect to its solicitation of proxies for the Annual Meeting.

STOCKHOLDERS ARE STRONGLY URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING THIS SUPPLEMENT AND ANY OTHER AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION.

Stockholders may obtain a copy of the Proxy Statement and any amendments or supplements to the Proxy Statement and any other relevant documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://ir.kerostx.com/financials-filings/sec-filings.

Certain Information Regarding Participants

The Company, its directors, its director nominees and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies for the Annual Meeting. Information regarding the names of such persons and their respective direct or indirect interests in the Company, by securities holdings or otherwise, is available in the Proxy Statement, which was filed with the SEC on April 23, 2025, including in the sections captioned “Compensation Discussion and Analysis,” “Executive Compensation” “Non-Employee Director Compensation,” “Transactions with Related Persons and Indemnification” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent that the Company’s directors and executive officers have acquired or disposed of securities holdings since the applicable “as of” date disclosed in the Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Ownership of Securities on Form 4 or Initial Statements of Beneficial Ownership of Securities on Form 3 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.